VANGUARD/MORGAN GROWTH FUND

Semiannual Report
June 30, 1997


[PHOTO]


[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Advisers

                                       5


                                  Performance
                                    Summary

                                       7


                                   Financial
                                   Statements

                                       8


                                 Directors And
                                    Officers

                               INSIDE BACK COVER



                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

     The stock market continued its amazing climb during the first half of 1997. Vanguard/Morgan Growth Fund provided a return of +14.9% during the period. This performance was good on an absolute basis and slightly ahead of our peers, although it lagged broad stock market indexes.

     The table below compares the Fund's total return (capital change plus reinvested dividends) for the six-month period with those of the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index, which is dominated by very large-capitalization stocks.

     The Fund's return is based on an increase in net asset value from $15.63 per share on December 31, 1996, to $17.42 per share on June 30, 1997, with the latter figure adjusted for a dividend of $0.01 per share paid from net investment income and distributions totaling $0.475 per share from net realized capital gains.

-------------------------------------------------------------
                                               TOTAL RETURN
                                             SIX MONTHS ENDED
                                               JUNE 30, 1997
-------------------------------------------------------------
Vanguard/Morgan Growth Fund                        +14.9%
-------------------------------------------------------------
Average Growth Mutual Fund                         +14.3%
-------------------------------------------------------------
S&P 500 Index                                      +20.6%
-------------------------------------------------------------

THE PERIOD IN REVIEW

A nearly perfect climate for common stocks--strong economic growth, rising corporate profits, and decelerating inflation--prevailed during the six months ended June 30. While the market's rising tide lifted all boats, large-capitalization stocks rose the most. The advance was not without incident: The S&P 500 Index declined nearly -10% during the seven weeks following February 18, when it reached a record high. However, that drop was quickly aborted and by early May the market was setting record highs almost weekly.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for short-term interest rates by a quarter-point to 5.50% on March 25, short-term interest rates ended the period where they began it (5.17% for 90-day U.S. Treasury bills). Longer-term rates rose only slightly (less than one-quarter percentage point) on balance during the first half of 1997. The stock market's strong rebound in the second quarter stemmed from a combination of factors, including strong earnings reports, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     Vanguard/Morgan Growth Fund's return of +14.9% was excellent by any normal yardstick. But the first half of 1997, when the S&P 500 Index returned +20.6%, was hardly normal. The market strongly favored the largest-capitalization stocks, a bias that explains most of the gap between the Fund's return and that of the S&P 500 Index. One indicator of this tilt is that the return on the S&P 500 Index was nearly double the +10.6% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index).

     Thus, in a period when bigger was decidedly better, we had a significant handicap: The average market capitalization of the Fund's holdings ($6.9 billion) was less than one-quarter of the market cap of the S&P 500 Index ($32.9 billion). Another factor in our shortfall versus the Index was our small position in cash reserves, which represented a "drag"--albeit a modest one--on our performance in a rapidly rising stock market. As theoretical constructs, indexes hold no cash and bear none of the operating expenses that mutual funds incur.

     The Fund's edge of 0.6 percentage point over the average growth stock fund during the six months is largely explained by the Vanguard cost advantage. The Fund's administrative, investment management, and operational expenses equaled about 0.50% of average net assets, roughly one-third the 1.50% expense ratio of the average growth fund.

     As you know, investment management chores for the Fund are divided among four advisers. The division of the Fund's assets, shown in the table at left, was essentially unchanged during the period.


------------------------------------------------------------------------
                                                TOTAL ASSETS MANAGED
                                                    JUNE 30, 1997
                                             ---------------------------
                                             $ MILLION           PERCENT
------------------------------------------------------------------------
Wellington Management                        $  927                  38%
Franklin Portfolio Associates                   881                  37
Husic Capital Management                        266                  11
Vanguard Core Management                        226                   9
Cash Reserves*                                  112                   5
------------------------------------------------------------------------
Total                                        $2,412                 100%
------------------------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent just now. Yet investors disregard risk at their peril. So we hope that the sizable, sudden fluctuations in the stock market during the first half of 1997 reinforced two key messages that we have repeatedly stressed in these Reports to you.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.



/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Chairman of the Board                                President

July 14, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

-----------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED JUNE 30, 1997
                                       --------------------------------------
                                       6 MONTHS        1 YEAR        5 YEARS*
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                         20.6%          34.7%         19.8%
   Russell 2000 Index                    10.2           16.3          17.9
   MSCI EAFE Index                       11.4           13.2          13.2
-----------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index            3.1%           8.2%          7.1%
   Lehman 10-Year Municipal
     Bond Index                           3.3            8.3           7.4
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index             2.6            5.3           4.5
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                   1.1%           2.3%          2.7%
-----------------------------------------------------------------------------

*Average annual.

   The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISERS

     Vanguard/Morgan Growth Fund provided a return of 14.9% in the first half of 1997. The Fund's return was marginally higher than the average growth fund but significantly behind the Standard & Poor's 500 Composite Stock Price Index.

     We were not alone in failing to keep up with the S&P 500 Index: The Index return of 20.6% beat approximately 95% of all general equity funds during the six-month period. The strongest performance was concentrated in remarkably few stocks. For example, the largest 25 stocks in the S&P 500 Index had a total return of 26.5% in the first half of 1997, nearly 6 percentage points higher than the return on the full Index. Although Vanguard/Morgan Growth Fund had stakes in a majority of those 25 elite stocks, they represented a much smaller proportion of the Fund than of the Index.

     Still, it was a marvelous half-year generally for the stock market. The economy, after expanding at a torrid pace in the first quarter of the year, slowed to a more sustainable growth rate in the second. Inflation remained subdued and no big imbalances are apparent in the economy. The combination of strong real economic growth, good profits, low inflation, and low interest rates cannot go on forever, but while it does it remains a positive for the financial markets.

     The Fund benefited during the half-year from an overweighting versus the market in the financial-services sector and from good stock selection among financial firms. Another positive for the Fund was our small position (about 3% of assets versus 9% for the Index) in utility stocks, the weakest of the market sectors during the six months. However, our stock selections lagged the Index returns in several key sectors, including technology and health care.

     Among individual stocks that contributed strongly to our returns during the period were America Online, Pennzoil, Travelers, Merrill Lynch, and Student Loan Marketing. Among stocks that performed poorly and have been sold are Shiva, Scholastic, Tupperware, S3, and Abacan Resource.

     We continue to emphasize growth companies that we believe can produce strong gains in earnings without relying on price increases, which are difficult to push through in a period of low inflation. Market leadership may finally shift from the very large-capitalization stocks to smaller companies, a change that should improve our performance in relation to the large-cap-dominated S&P 500 Index.

     Each of the Fund's advisers employs its own strategy in pursuit of the common goal of long-term capital growth. Brief descriptions of each adviser's strategy follow.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington's research seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. We are currently emphasizing technology, health-care, financial, and


INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a portfolio should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.

media companies. Major additions to our holdings in the first half of the year included a package of regional stock brokerage firms (Legg Mason, McDonald, Morgan Keegan, and Piper Jaffray) and three technology companies (EMC, General Motors Hughes Electronics, and Xilinx). In the consumer sector, we added CVS, the drug store chain, and Hertz, the leading car-rental firm.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin uses an array of computer models to analyze a broad range of facts on some 3,500 stocks in search of those issues that appear to be undervalued. We consider the economic cycle and rank securities based on three key factors: fundamental momentum, an analysis that seeks to identify companies with relatively strong near-term business prospects; relative value, an analysis of which stocks have attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, an assessment of stock valuations based on prospects for growth in earnings and dividends.

HUSIC CAPITAL MANAGEMENT

Husic's stock selection starts with fundamental research on individual companies. We emphasize stocks that fit certain investment themes that we believe will lead to faster growth and higher valuations. Four themes reflected in our current selections are corporate renaissance, stocks that should benefit from corporate restructurings or cost-cutting efforts; the power of growth, stocks that should prosper because of economic growth, especially in West Coast states experiencing increased trade, involvement in high technology, and tourism; riding the information superhighway, stocks that should benefit from heavy spending by corporations on computers, networks, and software; and super secular growers, companies we believe can maintain rapid growth rates.

VANGUARD CORE MANAGEMENT GROUP

Vanguard Core Management Group uses computer models to rank some 2,000 stocks by a variety of measures, including cash flow, relative value, and share price momentum. Stocks are ranked according to weights assigned to the various measures, and a portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index in such key characteristics as market capitalization and diversification among industry sectors.

Wellington Management Company, LLP
Franklin Portfolio Associates
Husic Capital Management
Vanguard Core Management Group

July 14, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

MORGAN GROWTH FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1976-JUNE 30, 1997

-------------------------------------------------------------
                       MORGAN GROWTH FUND             S&P 500
FISCAL         CAPITAL       INCOME      TOTAL         TOTAL
YEAR            RETURN       RETURN     RETURN        RETURN
-------------------------------------------------------------
1977             5.2%         2.2%         7.4%        -7.2%
1978            16.1          3.2         19.3          6.5
1979            15.3          3.5         18.8         18.4
1980            30.5          4.2         34.7         32.4
1981            -7.1          2.3         -4.8         -4.9
1982            24.1          3.6         27.7         21.5
1983            25.8          2.6         28.4         22.5
1984            -8.1          2.0         -6.1          6.3
1985            27.5          2.8         30.3         31.8
1986             4.2          3.6          7.8         18.7
1987             3.3          1.7          5.0          5.3
1988            19.8          2.5         22.3         16.6
1989            19.9          2.8         22.7         31.7
1990            -4.4          2.9         -1.5         -3.1
1991            26.3          3.0         29.3         30.5
1992             8.1          1.4          9.5          7.6
1993             5.9          1.4          7.3         10.1
1994            -2.9          1.2         -1.7          1.3
1995            34.6          1.4         36.0         37.6
1996            22.3          1.0         23.3         23.0
1997*           14.9          0.0         14.9         20.6
-----------------------------------------------------------

*Six months ended June 30, 1997.

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997

---------------------------------------------------------------------------------------------------
                                                                               10 YEARS
                            INCEPTION                            ----------------------------------
                              DATE        1 YEAR    5 YEARS      CAPITAL        INCOME       TOTAL
---------------------------------------------------------------------------------------------------
Morgan Growth Fund          12/31/68      26.28%     18.08%      11.26%          1.94%       13.20%
---------------------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
MORGAN GROWTH FUND                                              SHARES          (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (93.3 %)
--------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.2%)
#    Autoliv, Inc.                                               8,218            322
#    Aviall Inc.                                                94,800          1,327
     CNF Transportation Inc.                                    14,900            480
     CSX Corp.                                                  24,600          1,365
     Cooper Tire & Rubber Co.                                   20,900            460
     Delta Air Lines, Inc.                                      73,400          6,019
#    Federal Express Corp.                                      93,000          5,371
     Ford Motor Co.                                            384,300         14,507
     General Motors Corp.                                       48,200          2,684
#    Halter Marine Group, Inc.                                  31,876            765
     Kansas City Southern
       Industries, Inc.                                         14,800            955
     Pittston Burlington Group                                 120,000          3,375
     Southwest Airlines Co.                                    191,100          4,945
#    UAL Corp.                                                  72,500          5,188
     Werner Enterprises, Inc.                                  300,000          5,811
                                                                          ------------
                                                                               53,574
                                                                          ------------
CONSUMER DISCRETIONARY (17.4%)
     Aaron Rents, Inc. Class B                                  11,200            145
#    AccuStaff, Inc.                                           561,100         13,291
#    America Online, Inc.                                      274,500         15,269
#    American Radio Systems Corp.
       Class A                                                 250,000          9,969
     Amway Asia Pacific Ltd.                                     9,800            427
#    Anchor Gaming                                              10,300            490
#    Barnes & Noble, Inc.                                      200,000          8,600
#    Bed Bath & Beyond, Inc.                                   250,000          7,594
#    Boston Chicken, Inc.                                       13,700            191
#    CDI Corp.                                                  24,900          1,038
     CanWest Global
       Communications Corp.
       Class A Non-Voting                                      250,000          3,703
#    Carmike Cinemas, Inc. Class A                              23,500            770
     Cintas Corp.                                                4,500            309
#    Corporate Express, Inc.                                   119,000          1,711
     Dayton-Hudson Corp.                                       411,400         21,881
     Deluxe Corp.                                               29,400          1,003
     The Walt Disney Co.                                       199,944         16,044
#    Doubletree Corp.                                           12,200            501
     Eastman Kodak Co.                                           4,400            338
#    Federated Department Stores                               464,400         16,138
     Fila Holdings SPA ADR                                      20,600            689
#    Florida Panthers Holdings, Inc.                           209,000          5,016
     Food Lion Inc. Class A                                     61,900            443
     Fortune Brands Inc.                                        26,600            993
#    Furniture Brands International Inc.                        58,500          1,133
     Gannett Co., Inc.                                          15,300          1,511
#    Gartner Group, Inc. Class A                                12,000            430
     Gaylord Entertainment Co.
       Class A                                                  10,400            240
#    Genesco, Inc.                                             113,900          1,616
#    Gymboree Corp.                                            150,000          3,591
#    HFS Inc.                                                  205,200         11,902
     Harcourt General, Inc.                                      1,600             76
#    Hertz Corp. Class A                                       240,000          8,640
#    Tommy Hilfiger Corp.                                      200,000          8,037
     Hilton Hotels Corp.                                        38,600          1,025
     Home Depot, Inc.                                          754,100         51,986
#    Insight Enterprises, Inc.                                  22,300            663
#    Jacor Communications, Inc.                                155,000          5,938
#    Just for Feet, Inc.                                        43,700            759

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                                SHARES          (000)
--------------------------------------------------------------------------------------
     King World Productions, Inc.                              195,800          6,853
     Knight-Ridder, Inc.                                       160,200          7,860
     Libbey, Inc.                                                3,000            105
     Liz Claiborne, Inc.                                       101,500          4,732
#    Lone Star Steakhouse & Saloon                              35,800            931
#    Mail-Well, Inc.                                            17,700            504
     Mattel, Inc.                                              120,000          4,065
     Maytag Corp.                                               30,800            805
     McDonald's Corp.                                          427,900         20,673
#    Fred Meyer, Inc.                                           61,900          3,199
     Newell Co.                                                222,100          8,801
     News Corp. Ltd. ADR                                       155,100          2,986
     News Corp. Ltd. Pfd. ADR                                  250,000          3,906
#    Outdoor Systems, Inc.                                     216,850          8,240
#    Playboy Enterprises Inc. Class A                           13,000            149
#    Playboy Enterprises Inc. Class B                           12,900            149
     Premark International, Inc.                                13,200            353
#    Proffitt's, Inc.                                          140,900          6,164
#    Promus Hotel Corp.                                          6,500            252
     Reuters Holdings PLC ADR                                    8,900            561
#    Revlon, Inc. Class A                                      210,000         10,881
     Ross Stores, Inc.                                          46,600          1,520
#    Saks Holdings, Inc.                                       220,000          5,500
     E.W. Scripps Co. Class A                                   70,000          2,914
     Sears, Roebuck & Co.                                       31,400          1,688
#    Spectrum Holobyte                                         113,200            545
     Sunbeam Corp.                                             330,000         12,457
     TJX Cos., Inc.                                             60,400          1,593
#    Tele-Communications Liberty
       Media Group Class A                                     990,000         23,512
#    Teletech Holdings Inc.                                     65,500          1,715
     Time Warner, Inc.                                         194,900          9,404
     The Toro Co.                                              103,800          3,931
     Tribune Co.                                                78,800          3,787
#    Ugly Duckling Corp.                                        35,400            544
#    Universal Outdoor Holdings, Inc.                           45,500          1,587
#    Viacom Inc. Class A                                        20,000            589
#    Viacom Inc. Class B                                       452,247         13,567
#    Waban, Inc.                                                39,900          1,284
     Wal-Mart Stores, Inc.                                      53,200          1,799
     Washington Post Co. Class B                                 3,200          1,274
     Windmere-Durable Holdings Inc.                             15,800            259
#    Woolworth Corp.                                           594,600         14,270
                                                                          ------------
                                                                              420,008
                                                                          ------------
CONSUMER STAPLES (3.8%)
     Anheuser-Busch Cos., Inc.                                   9,000            377
     CVS Corp.                                                 170,000          8,713
     The Clorox Co.                                              3,500            462
     Coca-Cola Enterprises, Inc.                               550,000         12,650
     Colgate-Palmolive Co.                                      26,800          1,749
     ConAgra, Inc.                                              24,100          1,545
     Dimon Inc.                                                129,700          3,437
#    Gallaher Group PLC ADR                                     26,600            490
     General Mills, Inc.                                        19,700          1,283
     Gillette Co.                                               92,100          8,726
     Great Atlantic &
       Pacific Tea Co., Inc.                                    21,600            587
     Interstate Bakeries                                       182,900         10,848
     PepsiCo, Inc.                                             283,000         10,630
     Philip Morris Cos., Inc.                                  372,800         16,543
     RJR Nabisco Holdings Corp.                                324,600         10,712
#    Safeway, Inc.                                              30,100          1,388
     SuperValu Inc.                                             22,800            787
     UST Inc.                                                   46,300          1,285
                                                                          ------------
                                                                               92,212
                                                                          ------------
FINANCIAL SERVICES (18.4%)
#    Acceptance Insurance Cos. Inc.                             40,800            928
     Ace, Ltd.                                                 370,000         27,334
     H.F. Ahmanson & Co.                                       281,300         12,096
     Allstate Corp.                                             37,200          2,716
     American Express Co.                                      305,900         22,790
     American Financial Group, Inc.                            246,500         10,461
     American International Group, Inc.                         76,032         11,357
#    BISYS Group, Inc.                                         180,000          7,549
     BankAmerica Corp.                                         474,600         30,641
     Barnett Banks, Inc.                                       202,000         10,605
     Bear Stearns Co., Inc.                                    610,674         20,877
     CIGNA Corp.                                                11,400          2,024
#    CNA Financial Corp.                                        62,200          6,558
     Chase Manhattan Corp.                                      21,868          2,123
     Citicorp                                                    7,700            928
#    Consumer Portfolio Services, Inc.                          83,000            996
#    ContiFinancial Corp.                                       17,600            642
#    Credit Acceptance Corp.                                    39,300            504
#    DST Systems, Inc.                                         215,000          7,162
     Donaldson, Lufkin & Jenrette, Inc.                         25,900          1,548
     The Dun & Bradstreet Corp.                                 57,100          1,499
     A.G. Edwards & Sons, Inc.                                 444,900         19,019
#    Envoy Corp.                                                30,000            998
     The Equitable Cos.                                         45,100          1,500
     Fannie Mae                                                551,800         24,072
     Federal Home Loan
       Mortgage Corp.                                           86,100          2,960
     First Bank System, Inc.                                   110,000          9,391
     First Chicago NBD Corp.                                    23,300          1,410
     First Data Corp.                                          375,000         16,477
     First Union Corp.                                         139,000         12,858
     Franchise Finance Corp.
       of America REIT                                          84,900          2,213
     General Re Corp.                                            3,900            710
     Golden West Financial Corp.                                17,300          1,211
     Green Tree Financial Corp.                                119,400          4,254
     Household International, Inc.                             171,700         20,164
     Legg Mason Inc.                                            85,000          4,574
     Loews Corp.                                                99,200          9,932
     MGIC Investment Corp.                                     110,000          5,273
     McDonald and Co. Investments                               60,000          2,753
     Mercantile Bankshares Corp.                                18,800            748
     Mercury Finance Co.                                        33,100             81
     Mercury General Corp.                                       2,300            167
     Merrill Lynch & Co., Inc.                                 129,600          7,727
     Mid Ocean Ltd.                                              5,900            309
     J.P. Morgan & Co., Inc.                                    12,600          1,315
     Morgan Keegan, Inc.                                       200,000          3,975
     Norwest Corp.                                             105,000          5,906
     Ohio Casualty Corp.                                       150,700          6,593
     Old Republic International Corp.                           40,200          1,219
     Orion Capital Corp.                                        19,600          1,446
     PNC Bank Corp.                                             33,200          1,382
     Penncorp Financial Group Inc.                             177,100          6,818

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
MORGAN GROWTH FUND                                              SHARES          (000)
--------------------------------------------------------------------------------------
     Piper Jaffray Cos., Inc.                                  185,000          3,793
#    Policy Management
       Systems Corp.                                           150,000          7,050
     Popular Inc.                                                7,500            300
     Republic New York Corp.                                       900             97
     Signet Banking Corp.                                      105,000          3,780
     Sirrom Capital Corp.                                       15,400            527
     State Street Corp.                                         40,000          1,850
     Student Loan Marketing Assn.                              123,500         15,685
     Travelers Group Inc.                                      440,600         27,785
#    Uniao de Bancos Brasileiros SA                            100,000          3,713
     United Dominion
       Realty Trust REIT                                        75,400          1,070
     Washington Mutual, Inc.                                   294,900         17,620
     Wells Fargo & Co.                                           5,900          1,590
                                                                          ------------
                                                                              443,653
                                                                          ------------
HEALTH CARE (12.7%)
     Abbott Laboratories                                       285,100         19,030
     American Home Products Corp.                               23,300          1,782
     Amgen, Inc.                                                30,100          1,748
#    Beverly Enterprises, Inc.                                 713,800         11,599
     Biomet, Inc.                                              375,000          6,984
     Bristol-Myers Squibb Co.                                   16,400          1,328
     Columbia/HCA Healthcare Corp.                             651,500         25,612
#    Dura Pharmaceuticals, Inc.                                 66,500          2,643
#    Elan Corp. PLC ADR                                        296,700         13,426
#    Express Scripts                                            15,700            650
#    Genzyme Corp.                                             350,000          9,669
     Guidant Corp.                                              26,600          2,261
     HBO & Co.                                                 232,000         15,979
#    HEALTHSOUTH Corp.                                       1,193,600         29,765
#    HealthCare COMPARE Corp.                                   17,100            896
#    Health Management Associates
       Class A                                                 367,925         10,486
#    Immunex Corp.                                             102,500          3,690
#    Interneuron Pharmaceutical, Inc.                            3,900             78
     Johnson & Johnson                                         337,900         21,752
#    Lincare Holdings Inc.                                      15,400            662
#    Magellan Health Services, Inc.                            160,000          4,720
     Manor Care Inc.                                            14,900            486
     Merck & Co., Inc.                                          12,400          1,283
     Olsten Corp.                                              640,700         12,454
#    Oxford Health Plan                                         15,800          1,134
     Pfizer, Inc.                                              140,000         16,730
     Rhone-Poulenc Rorer, Inc.                                 275,000         24,991
#    Rotech Medical Corp.                                      500,700         10,045
     Schering-Plough Corp.                                     166,000          7,947
#    Sierra Health Services                                     22,400            700
#    Sybron International Corp.                                 23,800            949
#    Tenet Healthcare Corp.                                     53,400          1,579
#    Utah Medical Products, Inc.                                49,600            391
#    Vencor, Inc.                                              425,000         17,956
     Warner-Lambert Co.                                        157,500         19,569
     Zeneca Group PLC ADR                                       50,000          4,956
                                                                          ------------
                                                                              305,930
                                                                          ------------
INTEGRATED OILS (1.0%)
     Atlantic Richfield Co.                                     21,200          1,495
     British Petroleum Co. PLC ADR                               1,250             94
     Chevron Corp.                                              10,200            754
     Pennzoil Co.                                               85,000          6,524
     Phillips Petroleum Co.                                     31,900          1,396
     Texaco Inc.                                                11,300          1,229
     Unocal Corp.                                              290,000         11,256
     YPF SA ADR                                                  6,000            185
                                                                          ------------
                                                                               22,933
                                                                          ------------
OTHER ENERGY (5.5%)
#    BJ Services Co.                                           259,800         13,932
     Burlington Resources, Inc.                                435,700         19,225
#    Cooper Cameron Corp.                                      212,000          9,911
#    Diamond Offshore Drilling, Inc.                             7,000            547
#    ENSCO International, Inc.                                 298,000         15,720
#    Global Marine, Inc.                                       256,400          5,961
     Helmerich & Payne, Inc.                                    40,900          2,357
#    Nabors Industries, Inc.                                   430,600         10,765
#    Reading & Bates Corp.                                      31,600            845
#    Rowan Cos., Inc.                                           61,000          1,719
#    Santa Fe Energy Resources, Inc.                             4,400             65
#    Santa Fe International Corp.                              219,500          7,463
     Schlumberger Ltd.                                         100,400         12,550
     Transocean Offshore, Inc.                                 341,900         24,830
     Vastar Resources, Inc.                                    225,000          7,889
                                                                          ------------
                                                                              133,779
                                                                          ------------
MATERIALS & PROCESSING (5.7%)
     Air Products & Chemicals, Inc.                            100,000          8,125
     Archer-Daniels-Midland Co.                                462,414         10,867
     Banta Corp.                                                48,500          1,316
     Centex Corp.                                              101,400          4,119
     Cleveland-Cliffs Iron Co.                                  49,100          2,001
     Corning, Inc.                                              18,700          1,040
     Crown Cork & Seal Co., Inc.                                38,300          2,047
     Dexter Corp.                                                1,400             45
     E.I. du Pont de Nemours & Co.                              37,600          2,364
     Engelhard Corp.                                           150,000          3,141
     Fluor Corp.                                               285,000         15,728
#    Fort Howard Corp.                                         324,200         16,392
     W.R. Grace & Co.                                           20,400          1,125
     M.A. Hanna Co.                                            183,400          5,284
     Harsco Corp.                                                8,600            348
     Hercules, Inc.                                             11,400            546
     Kimberly-Clark Corp.                                      534,200         26,576
     Morton International, Inc.                                241,800          7,299
     Newmont Mining Corp.                                        6,900            269
     Norsk Hydro AS ADR                                        104,300          5,652
#    Owens-Illinois, Inc.                                       48,600          1,507
     Phelps Dodge Corp.                                         13,400          1,142
     Sigma-Aldrich Corp.                                        31,200          1,090
     Terra Industries, Inc.                                     22,400            260
     Texas Industries, Inc.                                     26,800            712
     The Timken Co.                                             25,200            896
     USX-U.S. Steel Group                                      486,300         17,051
     Union Carbide Corp.                                        33,400          1,572
                                                                          ------------
                                                                              138,514
                                                                          ------------
PRODUCER DURABLES (3.8%)
#    American Power
       Conversion Corp.                                        249,500          4,709
     AMP, Inc.                                                  60,000          2,505
#    Applied Materials, Inc.                                   140,000          9,905
#    Beazer Homes USA, Inc.                                     58,000            928
     The Boeing Co.                                                600             32
     Caterpillar, Inc.                                          20,300          2,180
     Deere & Co.                                               119,100          6,536

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                                SHARES          (000)
--------------------------------------------------------------------------------------
#    Detroit Diesel Corp.                                      105,000          2,513
#    Gulfstream Aerospace Corp.                                310,000          9,145
     Ingersoll-Rand Co.                                        152,400          9,411
#    Lexmark International
       Group, Inc. Class A                                     103,900          3,156
     Herman Miller, Inc.                                        41,400          1,480
     Northrop Grumman Corp.                                     15,400          1,352
     Pitney Bowes, Inc.                                         20,800          1,446
#    Republic Industries, Inc.                                 606,800         14,677
#    Rohr, Inc.                                                140,100          3,073
#    Sterling Commerce, Inc.                                    53,160          1,748
     Technitrol, Inc.                                          103,800          2,842
     Tecumseh Products Co. Class A                               3,100            186
     Tektronix, Inc.                                            24,600          1,476
#    Thermo Instrument Systems, Inc.                           194,400          5,954
     Thiokol Corp.                                               2,500            175
     Thomas & Betts Corp.                                       43,179          2,270
     United Technologies Corp.                                  22,700          1,884
#    Veeco Instruments, Inc.                                    31,200          1,209
                                                                          ------------
                                                                               90,792
                                                                          ------------
TECHNOLOGY (16.1%)
#    Adaptec, Inc.                                             260,000          9,035
#    Advanced Micro Devices, Inc.                              320,100         11,524
#    Analog Devices, Inc.                                      320,000          8,500
#    Ascend Communications, Inc.                                 1,800             71
#    BMC Software, Inc.                                        250,000         13,844
#    CACI International, Inc.                                   27,200            415
#    Cabletron Systems, Inc.                                       400             11
#    Cadence Design Systems, Inc.                              459,550         15,395
#    Cisco Systems, Inc.                                       390,400         26,206
#    Cognos Inc.                                               150,000          4,669
#    Compaq Computer Corp.                                     354,100         35,144
     Computer Associates
       International, Inc.                                      34,300          1,910
#    Computer Sciences Corp.                                   285,000         20,556
#    Dell Computer Corp.                                        25,400          2,981
#    EMC Corp.                                                 380,000         14,820
#    Electronics For Imaging, Inc.                             120,100          5,667
#    Esterline Technologies Corp.                               28,200          1,005
     General Motors Corp. Class H                               50,000          2,888
#    Hadco Corp.                                                29,800          1,937
     Hewlett-Packard Co.                                       363,500         20,356
     Innovex, Inc.                                              19,000            549
     Intel Corp.                                                89,300         12,642
     International Business
       Machines Corp.                                            2,200            198
#    KEMET Corp.                                                19,500            485
#    Komag, Inc.                                                29,900            490
#    LSI Logic Corp.                                           201,600          6,451
#    Loral Space & Communications                              225,000          3,375
     Lucent Technologies, Inc.                                 108,200          7,797
#    McAfee Associates, Inc.                                    72,725          4,582
#    Microsoft Corp.                                           121,000         15,299
#    Microage, Inc.                                             74,400          1,367
#    Micron Technology, Inc.                                       800             32
#    National Semiconductor Corp.                              481,700         14,752
     Nokia Corp. A ADR                                         240,000         17,700
#    Parametric Technology Corp.                               298,400         12,682
#    PeopleSoft Inc.                                           130,000          6,858
#    Quantum Corp.                                              41,200            837
#    SCI Systems, Inc.                                         286,400         18,258
#    Seagate Technology                                        167,700          5,901
     Sony Corp. ADR                                            155,400         13,675
#    Sterling Software, Inc.                                   220,000          6,875
#    Storage Technology Corp.                                      300             13
#    Stratus Computer, Inc.                                     29,600          1,480
#    Sun Microsystems, Inc.                                    430,600         16,013
#    Systemsoft Corp.                                           19,300            205
#    Tech Data Corp.                                           242,200          7,599
#    Western Digital Corp.                                     217,800          6,888
#    Xilinx, Inc.                                              140,000          6,860
#    Xylan Corp.                                                29,600            503
                                                                          ------------
                                                                              387,300
                                                                          ------------
UTILITIES (3.3%)
     AT&T Corp.                                                 43,100          1,511
#    AirTouch Communications, Inc.                             430,000         11,771
     ALLTEL Corp.                                                4,900            164
     Ameritech Corp.                                            22,000          1,495
     Bell Atlantic Corp.                                        17,900          1,358
     British Telecommunications
       PLC ADR                                                 142,100         10,551
     Consolidated Edison Co.
       of New York, Inc.                                       146,900          4,324
     Edison International                                       32,200            801
     Energy Group PLC ADR                                       24,100          1,021
     GPU Inc.                                                   15,800            567
     Houston Industries, Inc.                                  351,900          7,544
#    NTL Inc.                                                  180,000          4,433
     NorAm Energy Corp.                                         60,000            915
     NYNEX Corp.                                                29,300          1,688
     Public Service Co.
       of New Mexico                                           152,300          2,722
     Public Service Enterprise
       Group Inc.                                              275,300          6,883
     Telefonica de Espana ADR                                  115,800          9,988
     Telefonos de Mexico
       SA Class L ADS                                           80,000          3,820
     Unicom Corp.                                               47,400          1,055
#    United International
       Holdings, Inc. Class A                                   43,400            445
#    WorldCom, Inc.                                            170,000          5,429
                                                                          ------------
                                                                               78,485
                                                                          ------------
OTHER (3.4%)
     Canadian Pacific Ltd.                                     448,300         12,749
#    Ceridian Corp.                                             16,600            701
     Dresser Industries, Inc.                                  236,700          8,817
     Eisai Co., Ltd. ADR                                       550,000         10,450
     General Electric Co.                                      579,300         37,872
     Harris Corp.                                               14,500          1,218
     Johnson Controls, Inc.                                     10,400            427
#    Thermo Electron Corp.                                      31,400          1,079
     Trinity Industries, Inc.                                  282,000          8,954
                                                                          ------------
                                                                               82,267
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $1,625,522)                                                      2,249,447
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                  FACE         MARKET
                                                                AMOUNT         VALUE*
MORGAN GROWTH FUND                                               (000)          (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
--------------------------------------------------------------------------------------
U.S. TREASURY BILL
     5.21%, 7/24/97                                           $    300     $      299
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.93%, 7/1/97                                             146,795        146,795
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $147,094)                                                          147,094
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
     (COST $1,772,616)                                                      2,396,541
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                   114,668
Liabilities--Note F                                                           (99,301)
                                                                          ------------
                                                                               15,367
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 138,419,351 outstanding
     $.10 par value shares
     (authorized 350,000,000 shares)                                       $2,411,908
======================================================================================

NET ASSET VALUE PER SHARE                                                      $17.42
--------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.
ADS--American Depository Share.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------------
                                                                AMOUNT            PER
                                                                 (000)          SHARE
--------------------------------------------------------------------------------------
 AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
 Paid in Capital                                            $1,623,975         $11.73
 Undistributed Net
      Investment Income                                          8,944           0.06
 Accumulated Net Realized Gains                                155,064           1.12
 Unrealized Appreciation--Note E                               623,925           4.51
--------------------------------------------------------------------------------------
 NET ASSETS                                                 $2,411,908         $17.42
======================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                                   MORGAN GROWTH FUND
                                                       SIX MONTHS ENDED JUNE 30, 1997
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                $ 10,408
    Interest                                                                    5,502
                                                                          ------------
         Total Income                                                          15,910
                                                                          ------------
EXPENSES
    Investment Advisory Fees--Note B
         Basic Fee                                                              1,718
         Performance Adjustment                                                   162
    The Vanguard Group--Note C
         Management and Administrative                                          3,432
         Marketing and Distribution                                               224
    Taxes (other than income taxes)                                                81
    Custodian Fees                                                                 35
    Auditing Fees                                                                   5
    Shareholders' Reports                                                          44
    Annual Meeting and Proxy Costs                                                  3
    Directors' Fees and Expenses                                                    3
                                                                          ------------
         Total Expenses                                                         5,707
         Expenses Paid Indirectly--Note C                                         (88)
                                                                          ------------
         Net Expenses                                                           5,619
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          10,291
--------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                154,958
    Futures Contracts                                                             188
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             155,146
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                     146,082
    Futures Contracts                                                              14
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              146,096
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $311,533
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------
                                                                  MORGAN GROWTH FUND
                                                          ----------------------------
                                                             SIX MONTHS          YEAR
                                                                  ENDED         ENDED
                                                          JUN. 30, 1997 DEC. 31, 1996
                                                                  (000)         (000)
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $   10,291    $   17,400
   Realized Net Gain                                            155,146       206,577
   Change in Unrealized Appreciation (Depreciation)             146,096       152,463
                                                             -------------------------
      Net Increase in Net Assets Resulting from Operations      311,533       376,440
                                                             -------------------------
DISTRIBUTIONS
   Net Investment Income                                         (1,343)      (16,973)
   Realized Capital Gain                                        (63,511)     (182,231)
                                                             -------------------------
      Total Distributions                                       (64,854)     (199,204)
                                                             -------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       201,129       453,288
   Issued in Lieu of Cash Distributions                          62,485       191,528
   Redeemed                                                    (152,152)     (239,383)
                                                             -------------------------
      Net Increase from Capital Share Transactions              111,462       405,433
--------------------------------------------------------------------------------------
   Total Increase                                               358,141       582,669
--------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                        2,053,767     1,471,098
                                                             -------------------------
   End of Period                                             $2,411,908    $2,053,767
======================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        12,484        30,100
   Issued in Lieu of Cash Distributions                           4,026        12,544
   Redeemed                                                      (9,466)      (15,693)
                                                             -------------------------
      Net Increase in Shares Outstanding                          7,044        26,951
======================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


-------------------------------------------------------------------------------------------------------
                                                                       MORGAN GROWTH FUND
                                                                     YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED    ------------------------------------------
THROUGHOUT EACH PERIOD                      JUNE 30, 1997      1996     1995     1994    1993     1992
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.63    $14.09   $11.36   $12.01  $12.65   $12.20
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                             .070       .14      .15      .14     .18      .18
   Net Realized and Unrealized Gain (Loss)
      on Investments                                2.205      3.07     3.89     (.34)    .71      .97
      Total from Investment Operations              2.275      3.21     4.04     (.20)    .89     1.15
DISTRIBUTIONS
   Dividends from Net Investment Income             (.010)     (.14)    (.15)    (.14)   (.18)    (.18)
   Distributions from Realized Capital Gains        (.475)    (1.53)   (1.16)    (.31)  (1.35)    (.52)
      Total Distributions                           (.485)    (1.67)   (1.31)    (.45)  (1.53)    (.70)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.42    $15.63   $14.09   $11.36  $12.01   $12.65
=======================================================================================================

TOTAL RETURN                                       14.94%    23.30%   35.98%   -1.67%   7.32%    9.54%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)            $2,412    $2,054   $1,471   $1,075  $1,135   $1,116
   Ratio of Total Expenses to
      Average Net Assets                            0.52%*    0.51%    0.49%    0.50%   0.49%    0.48%
   Ratio of Net Investment Income to
      Average Net Assets                            0.94%*    0.97%    1.10%    1.15%   1.36%    1.51%
   Portfolio Turnover Rate                            74%*      73%      76%      84%     72%      64%
   Average Commission Rate Paid                    $.0434    $.0362      N/A      N/A     N/A      N/A
-------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, Franklin Portfolio Associates, and Husic Capital Management provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest growth stock mutual funds. For the six months ended June 30, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of average net assets of the Fund before an increase of $162,000 (an annual rate of 0.02%) based on performance.

    The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At June 30, 1997, the Fund had contributed capital of $177,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended June 30, 1997, these arrangements reduced the Fund's expenses by $88,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended June 30, 1997, the Fund purchased $820,714,000 of investment securities and sold $736,502,000 of investment securities, not counting temporary cash investments.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $623,925,000, consisting of unrealized gains of $651,199,000 on securities that had risen in value since their purchase and $27,274,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at June 30, 1997, was $77,612,000, for which the Fund held cash collateral of $79,514,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
                   and of each of the investment companies in The Vanguard
                   Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
                   Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
                   Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
                   Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
                   American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
                   University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
                   NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
                   Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
                   Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
                   Director of Cummins Engine Co.; Trustee of Vanderbilt University.


HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
                   Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
                   of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
                   each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com   online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
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  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
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  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
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  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
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  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
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INTERNATIONAL FUNDS
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INDEX FUNDS

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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
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INCOME FUNDS
  Vanguard Fixed Income Securities Fund
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TAX-EXEMPT MONEY MARKET FUNDS
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    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
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    (CA, FL, NJ, NY, OH, PA)

Q262-6/97